Merge Healthcare Media Contact: Brenda Stewart Director of Marketing Communications 312-540-6622 brenda.stewart@merge.com	Ophthalmic Imaging Systems Media Contact: Gil Allon, CEO Ariel Shenhar, CFO 619-646-2020

Investor Relations: Susan Noonan S.A. Noonan Communications, LLC 212-966-3650 susan@sanoonan.com	Investor Relations: Jody Cain Lippert/Heilshorn & Associates 310-691-7100

MERGE HEALTHCARE TO ACQUIRE OPHTHALMIC IMAGING SYSTEMS

Leading ophthalmic imaging provider will add to Merge Healthcare’s enterprise imaging capabilities

CHICAGO and SACRAMENTO, Calif. (June 6, 2011) Merge Healthcare (NASDAQ: MRGE), a leading provider of healthcare enterprise imaging and interoperability solutions, and Ophthalmic Imaging Systems (OIS) (OTC/BB: OISI), a leading provider of digital imaging and informatics solutions for ophthalmology and other medical specialties, today announced the signing of a definitive merger agreement pursuant to which Merge Healthcare will acquire OIS.

Under the terms of the definitive merger agreement, OIS shareholders will receive 0.1693 share of Merge Healthcare common stock for each share of OIS common stock.  The exchange ratio was calculated to equal $1.00 per OIS share using the five-day volume-weighted average price of Merge Healthcare common stock as of the close of trading on June 3, 2011, which was the last trading day before the definitive merger agreement was signed.  Based on currently outstanding shares of OIS common stock, the aggregate value of the Merge Healthcare common stock to be issued as consideration will be approximately $30.3 million, before anticipated costs related to outstanding OIS debt, options and warrants.  It is anticipated that the transaction will qualify as a tax-free reorganization for Federal income tax purposes with respect to Merge Healthcare common stock received by OIS shareholders.

Shareholders representing approximately 72% of OIS outstanding shares have agreed, pursuant to a shareholder support agreement, to support the transaction and to vote in favor of the proposed merger. Pending customary closing conditions and the successful completion of a California Fairness Hearing, the transaction is expected to close in the third quarter of 2011.

Upon the closing of this merger, Merge Healthcare will add ophthalmic imaging and informatics to its current portfolio of enterprise imaging solutions for radiology, cardiology and orthopaedics; a suite of products for clinical trials; software for financial and pre-surgical management, and applications that fuel the largest modality vendors in the world.

“Merge Healthcare is a leader in virtually every image-intensive healthcare specialty, and with OIS we will add the important specialty of ophthalmology,” said Jeff Surges, CEO of Merge Healthcare.  “Demand for ophthalmic imaging solutions is increasing due to factors such as an aging population, improved treatment results based on early disease recognition and increased incidence of visual impairment, as well as the growing need for portable diagnostic equipment.  OIS is a recognized leader in ophthalmic imaging and informatics.  The OIS solution suite and client base of prominent clinics and hospital networks are an ideal complement to our enterprise imaging capabilities and will be a great addition to our solutions portfolio.”

“Merge Healthcare has extensive technical expertise and industry knowledge, and a solid infrastructure to support the continued growth of our ophthalmic imaging and informatics businesses,” said Gil Allon, CEO of OIS.  “We believe that joining forces with this leader is in the best interest of our company, our shareholders and our customers, and the all-stock nature of this transaction allows OIS shareholders to benefit from Merge Healthcare’s future market success.”

HGP Securities, LLC, an affiliate of Healthcare Growth Partners, LLC, acted as financial advisor to OIS on the merger and provided a fairness opinion to the OIS Board of Directors.  Troutman Sanders LLP is serving as legal counsel to OIS, and McDermott Will & Emery LLP is legal counsel to Merge Healthcare.

Merge has agreed to seek a “fairness hearing” with respect to the transaction before the California Department of Corporations (the “CDC”) under California Corporations Code section 25142.  Upon completion of this process, the Merge Healthcare common stock to be issued as consideration will be exempt from registration under the Federal securities laws pursuant to the exemption provided in Section 3(a)(10) of the Securities Act of 1933, as amended.

Additional information

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the securities referenced herein, nor shall there be any sale of any of the securities referenced herein in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of (i) a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or (ii) an exemption therefrom.

Merge Healthcare intends to file with the CDC, and mail to OIS shareholders, an Information Statement and related exhibits, including the Definitive Agreement and other related documents (the “Information Statement”), and OIS intends to file the Information Statement with the SEC pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended, in connection with the transaction. The Information Statement will contain important information about Merge Healthcare, OIS, the proposed transaction and related matters.  Investors and security holders of Merge Healthcare and OIS are urged to read the Information Statement and other related documents (including any amendments or supplements thereto) carefully when they become available.

Investors and security holders of Merge Healthcare and OIS will be able to obtain free copies of the Information Statement and other documents filed with the SEC by Merge Healthcare and OIS through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders may obtain free copies of these documents, when they become available, by directing a written request to Merge Healthcare, 200 East Randolph Drive, 24th floor, Chicago, IL 60601, Attention: Investor Relations, or to Ophthalmic Imaging Systems, 221 Lathrop Way, Suite I, Sacramento, California 95815.

About Merge Healthcare
Merge Healthcare is the leading provider of enterprise imaging and interoperability solutions.  Merge Healthcare solutions facilitate the sharing of images to create a more effective and efficient electronic healthcare experience for patients and physicians.  Merge Healthcare provides enterprise imaging solutions for radiology, cardiology and orthopaedics; a suite of products for clinical trials; software for financial and pre-surgical management, and applications that fuel the largest modality vendors in the world. Merge Healthcare’s products have been used by healthcare providers, vendors and researchers worldwide to improve patient care for more than 20 years.  Additional information can be found at www.merge.com.

About Ophthalmic Imaging Systems
Ophthalmic Imaging Systems (www.oisi.com) is a leading provider of ophthalmic digital imaging and informatics systems. OIS designs, develops, manufactures and markets digital imaging systems, image management and integrated electronic medical records (“EMR”) and practice management (“PM”) solutions for the eye care market. With more than 25 years in the ophthalmic imaging business, OIS has consistently introduced new, innovative technologies. Through its wholly owned subsidiary, Abraxas Medical Solutions, OIS provides EMR and PM software to OB/GYN, orthopedic and primary care physicians. Both OIS EMR Version 4.1.7 and Abraxas EMR Version 4.1.7 are 2011/2012 compliant and have been certified as Complete EHR by the Certification Commission for Health Information Technology (CCHIT®), an Office of the National Coordinator - Authorized Testing and Certification Body.  OIS markets and supports its products through an extensive network of dealers, distributors and direct representatives.
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Merge Healthcare Cautionary Notice Regarding Forward-Looking Statements

The matters discussed in this press release may include forward-looking statements, including forward-looking statements regarding Merge Healthcare’s offer to acquire OIS, which could involve a number of risks and uncertainties. When used in this press release, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. These statements are based on information currently available to Merge Healthcare and are subject to a number of risks and uncertainties.  Actual results could differ materially from those expressed in, or implied by, such forward-looking statements. Except as expressly required by the federal securities laws, Merge Healthcare undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements.  Such statements may also include, but are not limited to, statements about the benefits of the proposed acquisition of OIS, expected future earnings, revenues, cost savings, operations, business trends and other such statements that are not historical facts, and which are or may be based on Merge Healthcare’s plans, estimates and projections.  Such forward-looking statements involve risks and uncertainties, many of which are beyond the control of Merge Healthcare, which could cause Merge Healthcare’s actual results to differ materially from those indicated in any such forward-looking statements. Such factors include, but are not limited to, the parties’ inability to obtain a permit from the CDC after the fairness hearing, which may delay the acquisition, require other procedural actions or result in the imposition of conditions that could have a material adverse effect on the parties or the transaction, Merge Healthcare’s integration activities, increased competition, Merge Healthcare’s ability to integrate its software products with those of OIS, unanticipated expenses in connection with litigation, settlement of legal disputes, regulatory investigations or enforcement actions, Merge Healthcare’s indebtedness and ability to pay its indebtedness, tax law changes, failure to obtain or delay in obtaining necessary regulatory approvals or required financing or to satisfy any of the other conditions of the transaction, adverse effects on the market price of Merge Healthcare’s common stock and on Merge Healthcare’s operating results because of a failure to complete the proposed acquisition, failure to realize the expected benefits of the proposed acquisition, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined company following the completion of the proposed acquisition. These risks, uncertainties and other factors include, without limitation, those matters discussed in Item 1A of Part I of Merge Healthcare’s Annual Report on Form 10-K for the year ended December 31, 2010, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.  Except as expressly required by the Federal securities laws, Merge Healthcare undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances, or for any other reason.

Ophthalmic Imaging Systems Cautionary Notice Regarding Forward-Looking Statements

Statements in this press release which are not historical data are forward-looking statements, which involve known and unknown risks, uncertainties, or other factors not under the OIS’ control, which may cause actual results, performance, or achievements of OIS to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in OIS’ periodic filings with the Securities and Exchange Commission.